June 8, 2010

Supplement to the

Quant Funds Ordinary and Institutional Shares Prospectus

Dated August 1, 2009

Effective June 15, 2010, Ryan Brown will replace Steve Sapra as portfolio manager to the Quant Long/Short Fund. The following information replaces the corresponding section on page 32 the prospectus. Please refer to the prospectus for the main text of the supplemented section.

Quant Long/Short Fund

Advisor. Analytic Investors, LLC (“Analytic”), 555 West Fifth Street, 50th Floor, Los Angeles, CA 90013, serves as the investment subadvisor to the Long/Short Fund. Analytic is a subsidiary of Old Mutual plc. Analytic had approximately $7.6 billion of assets under management as of March 31, 2009. Prior to January 2, 2008, the Fund’s investment subadvisor was SSgA Funds Management, Inc.

Portfolio Management. The Long/Short Fund is managed by the US Equity Team at Analytic. The portfolio managers identified below are primarily responsible for the day-to-day management of the Long/Short Fund.

Portfolio manager	Portfolio manager experience in this Fund	Primary title(s) with Advisor, primary role and investment experience
Harindra de Silva, Ph.D., CFA	Portfolio Manager since January 2008	President/Portfolio Manager since 1998 Investment professional since 1986
Dennis Bein, CFA	Portfolio Manager since January 2008	Chief Investment Officer/Portfolio Manager since 2004; Portfolio Manager from 1995 to 2004 Investment professional since 1990
Ryan Brown	Portfolio Manager since January 2010	Portfolio Manager since 2007 Investment professional since 2006